UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PCOAX

Putnam Capital Opportunities Fund

Semiannual report
10 | 31 | 12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Opportunities
Fund

Semiannual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4 Capital Opportunities Fund

Interview with your fund’s portfolio manager

Joe, how would you describe the equity markets during the semiannual period?

Equity investors continued to see great volatility across their equity portfolios as a result of macroeconomic uncertainty. When the reporting period began, investors were concerned about global macroeconomic concerns and Europe’s deepening sovereign debt crisis, which created cautious market sentiment and depressed stock prices as the markets sold off. Although U.S. equities held up better than international equities, stocks and economically sensitive sectors perceived as higher risk generally fell out of favor. With the greater uncertainty, the more resilient, lower-risk equity assets, including large-cap and defensive stocks, outperformed in this “risk-off” environment.

Risk-aversion dominated the financial markets until late July, when favorable election results in Greece and a European Union summit brought some relief. Slowly improving macroeconomic data and stimulative measures taken by the U.S. Federal Reserve and the European Central Bank also helped boost the performance of stocks during the final months of the period — creating a bullish climate for riskier assets. In contrast to the early months of the reporting period, higher-risk strategies, including investing in growth stocks and the economically sensitive energy, consumer cyclicals, and financials sectors, outperformed safer, more conservative investment strategies.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Capital Opportunities Fund 5

It is worth noting that the predominant risk-on/risk-off environment we have experienced over the past several quarters abated significantly in October, and we saw a declining trend in market volatility back to historical norms. That being said, equity markets generally declined during the month, giving up some of their earlier gains.

How did Putnam Capital Opportunities Fund perform against this backdrop?

While the fund’s performance is up on a year-to-date basis through October 31, the snapshot captured by the semiannual period represents a less sanguine picture. For the six months ended October 31, 2012, the fund’s class A shares turned in a negative performance that trailed its benchmark, the Russell 2500 Index, and the average return for its Lipper peer group. The portfolio’s emphasis on small- and mid-cap stocks, which lagged their more defensive large-cap brethren, was a factor in this result, as was poor stock selection in consumer discretionary, financials, and information technology. Slow job creation and economic uncertainty related to the national election and the pending “fiscal cliff” caused some businesses and consumers to restrain spending, which negatively affected short-term prospects for many of these holdings.

What was noteworthy about the fund’s stock selection for the period?

The weakest-performing sector for the fund was consumer discretionary, where we had a slight overweight position relative to the benchmark. Our stock selection was disappointing, with ITT Educational Services, Sotheby’s, and Deckers Outdoor representing the biggest detractors. Also, the fund held an underweight position in the financials sector, which outperformed for the period. The underweight position was largely attributable to our decision to limit the portfolio’s exposure to real estate investment trusts [REITs], which we viewed as fully valued. REITs performed well in response to a decline in long-term interest rates during the period.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Capital Opportunities Fund

Stock selection was rewarding in the health-care sector, particularly the fund’s positions in Par Pharmaceutical, Healthways, AMN Healthcare Services, and Medicis Pharmaceuticals. During the period, Par Pharmaceutical, Medicis Pharmaceuticals, and Coventry Health Care were acquired by other companies at a premium. Only Coventry was still held by the fund at period-end pending the completion of the buyout. The portfolio’s health-care exposure declined as a result. We also lightened up on investments in consumer stocks, as several of these holdings had approached fair value in our estimation. We added modestly to energy stocks, such as Parker Drilling, when prices were under pressure.

Did you adjust your strategy in light of the market’s volatility and economic uncertainty?

We did not make any significant changes to the fund’s overall strategy, which remains focused on investing in undervalued small and midsize companies with long-term potential for growth. Our disciplined stock-selection approach is focused longer term and is designed to uncover companies that we believe have solid cash flows, strong business models, low levels of leverage on their balance sheets, and attractive stock valuations. Thus, while we are cognizant of short-term market fluctuations and macroeconomic issues, we are not inclined to make any major changes to the fund’s strategy in response to these overarching factors.

Which stocks proved most disappointing during the period?

F5 Networks, which manufactures products that enhance the performance and availability of computer networks and data storage,

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

Capital Opportunities Fund 7

was the biggest disappointment. Corporate earnings were hurt by a slowdown in demand from its customers due to macroeconomic uncertainty. We remain confident in the company’s business model, but holding this out-of-benchmark stock further detracted from results relative to the Russell 2500 Index during the reporting period.

Energy stocks struggled during the period, and two of the fund’s more disappointing performers hailed from that sector. Key Energy Services, which provides drilling and servicing for domestic and international energy companies, was hurt by the decline in drilling that occurred after natural gas prices collapsed. Walter Energy, a producer and exporter of metallurgical coal for the steel industry, suffered in response to falling coal prices that declined when demand from the steel industry slowed as a result of sluggish economic growth. Our decision to hold an overweight position in both of these stocks further detracted from results.

Which holdings positively influenced performance?

Cabela’s was the best-performing stock for the period. This specialty retailer of outdoor merchandise benefited from improved merchandising and demand for its products. Given the dramatic appreciation in its stock price, we sold the holding at a large gain.

With its strong portfolio of generic versions of several major pharmaceutical products, Par Pharmaceutical was acquired at a premium by TPG Capital. Par’s stock price rose to the buyout price, producing a healthy profit for the fund. Healthways offers a science-based approach to improving well being, while decreasing health-care costs. During the period, the stock rebounded from a sell-off in 2011 after it lost a large client. Since that time, management has successfully replaced some of the lost business with new client partnerships.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8 Capital Opportunities Fund

What is your outlook for the coming months?

Volatility is likely to remain high for the foreseeable future, especially given the potential for a destabilizing “fiscal cliff” on January 1, 2013. This is a particularly worrisome concern, as the across the-board cuts to the budget would likely have repercussions for U.S. growth, which is far from robust. Thus, we believe asset classes are likely to move in and out of favor depending on market conditions.

Companies have large amounts of cash on their balance sheets, yet most have not put this cash to use in any significant way — such as acquisitions, hiring, stock buybacks, or development of new products. In our opinion, this indicates a lack of confidence from businesses. The ongoing conservatism on the part of company managements has been surprising. Businesses simply aren’t taking risks, but equity markets stand to benefit once they begin spending some of this cash. In the meanwhile, we’ll continue to hunt for small- and mid-cap stocks with strong balance sheets that we believe offer an attractive risk/reward profile for long-term investors.

Joe, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Capital Opportunities Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.77%	6.33%	5.98%	5.98%	5.98%	5.98%	6.23%	5.97%	6.50%	7.00%	7.00%	7.00%

10 years	144.26	130.15	126.48	126.48	126.40	126.40	132.19	123.94	138.10	150.42	150.42	150.42
Annual average	9.34	8.69	8.52	8.52	8.51	8.51	8.79	8.40	9.06	9.61	9.61	9.61

5 years	16.54	9.85	12.22	10.22	12.27	12.27	13.63	9.65	15.09	18.00	18.00	18.00
Annual average	3.11	1.90	2.33	1.97	2.34	2.34	2.59	1.86	2.85	3.37	3.37	3.37

3 years	50.89	42.29	47.50	44.50	47.66	47.66	48.50	43.25	49.65	52.00	52.00	52.00
Annual average	14.70	12.48	13.83	13.05	13.87	13.87	14.09	12.73	14.38	14.98	14.98	14.98

1 year	9.34	3.05	8.57	3.57	8.56	7.56	8.71	4.89	9.06	9.58	9.58	9.58

6 months	–3.03	–8.63	–3.45	–8.28	–3.42	–4.38	–3.32	–6.73	–3.25	–2.96	–2.96	–2.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10 Capital Opportunities Fund

Comparative index returns For periods ended 10/31/12

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	7.03%	6.72%

10 years	168.68	144.96
Annual average	10.39	9.26

5 years	10.75	5.41
Annual average	2.06	0.96

3 years	55.88	47.29
Annual average	15.95	13.71

1 year	13.00	10.44

6 months	0.87	–0.27

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/12, there were 723, 708, 629, 536, 332, and 154 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/12

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

4/30/12	$12.56	$13.33	$11.29	$11.42	$11.75	$12.18	$12.32	—	—	$12.85

7/2/12*	—	—	—	—	—	—	—	$12.08	$12.08	—

10/31/12	12.18	12.92	10.90	11.03	11.36	11.77	11.92	12.47	12.47	12.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of class R5 and R6 shares.

Capital Opportunities Fund 11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.92%	6.48%	6.13%	6.13%	6.13%	6.13%	6.39%	6.12%	6.66%	7.16%	7.16%	7.16%

10 years	157.49	142.70	138.90	138.90	139.03	139.03	145.24	136.52	151.05	164.39	164.39	164.39
Annual average	9.92	9.27	9.10	9.10	9.11	9.11	9.39	8.99	9.64	10.21	10.21	10.21

5 years	18.87	12.02	14.50	12.50	14.43	14.43	15.96	11.88	17.34	20.41	20.41	20.41
Annual average	3.52	2.30	2.75	2.38	2.73	2.73	3.01	2.27	3.25	3.78	3.78	3.78

3 years	46.78	38.27	43.58	40.58	43.59	43.59	44.61	39.54	45.71	48.03	48.03	48.03
Annual average	13.65	11.41	12.81	12.02	12.82	12.82	13.08	11.75	13.37	13.97	13.97	13.97

1 year	30.11	22.62	29.17	24.17	29.18	28.18	29.52	25.03	29.69	30.52	30.52	30.52

6 months	–3.06	–8.65	–3.40	–8.23	–3.37	–4.33	–3.27	–6.63	–3.20	–2.91	–2.91	–2.91

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 4/30/12	1.27%	2.02%	2.02%	1.77%	1.52%	0.85%*	0.75%*	1.02%

Annualized expense ratio for the
six-month period ended 10/31/12†	1.26%	2.01%	2.01%	1.76%	1.51%	0.87%	0.77%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from July 3, 2012 (commencement of operations) to October 31, 2012.

12 Capital Opportunities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.26	$9.96	$9.96	$8.73	$7.49	$2.93‡	$2.59‡	$5.02

Ending value (after expenses)	$969.70	$965.50	$965.80	$966.80	$967.50	$1,032.30	$1,032.30	$970.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from May 1, 2012 to October 31, 2012, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.41	$10.21	$10.21	$8.94	$7.68	$4.43	$3.92	$5.14

Ending value (after expenses)	$1,018.85	$1,015.07	$1,015.07	$1,016.33	$1,017.59	$1,020.82	$1,021.32	$1,020.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Capital Opportunities Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of common stock performance.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Capital Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Opportunities Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

16 Capital Opportunities Fund

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above,

Capital Opportunities Fund 17

was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a

18 Capital Opportunities Fund

regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 698, 635 and 501 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three- and five-year periods ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was primarily due to the fact that the portfolio managers’ valuation process indicated that economically sensitive sectors had valuations that were generally more attractive than those in more defensive sectors. As a result, the fund emphasized investments in economically sensitive sectors. However, in 2011, these sectors underperformed as investors fled to defensive sectors in response to the European sovereign debt crisis, fears of economic slowdown in the United States and China, and other macro events.

The Trustees considered that, although the fund had not performed well in 2011, the fund ranked in the first and second quartile, respectively, for the three- and five-year periods ended December 31, 2011, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had

Capital Opportunities Fund 19

made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Opportunities Fund 21

The fund’s portfolio 10/31/12 (Unaudited)

COMMON STOCKS (94.6%)*	Shares	Value

Aerospace and defense (2.0%)
AeroVironment, Inc. † S	60,238	$1,324,634

Alliant Techsystems, Inc.	13,641	781,493

Ceradyne, Inc.	34,150	1,193,884

Cubic Corp.	28,111	1,371,817

Hexcel Corp. †	59,961	1,520,929

Teledyne Technologies, Inc. †	11,733	751,264

		6,944,021
Air freight and logistics (0.6%)
Forward Air Corp.	42,000	1,401,540

HUB Group, Inc. Class A †	22,549	699,244

		2,100,784
Airlines (1.2%)
Allegiant Travel Co. †	29,415	2,139,647

Republic Airways Holdings, Inc. † S	151,249	706,333

Spirit Airlines, Inc. †	65,104	1,142,575

		3,988,555
Auto components (0.7%)
Autoliv, Inc. (Sweden)	18,203	1,048,493

BorgWarner, Inc. † S	19,523	1,285,004

		2,333,497
Beverages (0.2%)
Coca-Cola Bottling Co. Consolidated	10,900	749,266

		749,266
Biotechnology (0.5%)
Cubist Pharmaceuticals, Inc. † S	38,861	1,667,137

		1,667,137
Capital markets (3.8%)
Affiliated Managers Group †	7,700	974,050

E*Trade Financial Corp. †	135,000	1,128,600

Federated Investors, Inc. Class B S	54,313	1,262,234

Jefferies Group, Inc. S	142,285	2,026,138

Legg Mason, Inc. S	35,400	901,992

SEI Investments Co.	192,000	4,200,960

Waddell & Reed Financial, Inc. Class A S	77,922	2,597,140

		13,091,114
Chemicals (4.3%)
Albemarle Corp.	29,900	1,647,789

Ashland, Inc.	23,019	1,637,802

Eastman Chemical Co.	25,138	1,489,175

FMC Corp. S	21,006	1,124,241

Innophos Holdings, Inc. S	41,900	1,996,535

International Flavors & Fragrances, Inc.	28,562	1,845,676

Methanex Corp. (Canada)	78,759	2,362,770

Valspar Corp.	44,554	2,496,361

		14,600,349
Commercial banks (7.3%)
Bancorp, Inc. (The) †	267,886	3,045,864

Bond Street Holdings, LLC 144A Class A † F	38,819	834,609

City Holding Co.	21,399	751,533

City National Corp. S	32,118	1,641,230

22 Capital Opportunities Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value

Commercial banks cont.
Cullen/Frost Bankers, Inc. S	18,474	$1,021,612

East West Bancorp, Inc. S	196,432	4,182,037

First Citizens BancShares, Inc. Class A	13,844	2,336,175

International Bancshares Corp.	66,961	1,215,342

NBH Holdings Co. 144A Class A † F	66,250	1,132,875

OmniAmerican Bancorp, Inc. †	48,100	1,101,009

Popular, Inc. (Puerto Rico) †	64,360	1,244,079

Sandy Spring Bancorp, Inc. S	20,600	393,872

Signature Bank † S	13,600	968,864

SVB Financial Group †	17,836	1,009,339

Union First Market Bankshares Corp.	50,945	799,837

Valley National Bancorp S	127,898	1,245,727

Virginia Commerce Bancorp, Inc. †	91,300	836,308

Webster Financial Corp. S	50,690	1,115,180

		24,875,492
Commercial services and supplies (1.5%)
Deluxe Corp. S	49,818	1,569,765

Portfolio Recovery Associates, Inc. † S	19,600	2,051,140

R. R. Donnelley & Sons Co. S	47,225	473,195

Tetra Tech, Inc. †	46,023	1,193,837

		5,287,937
Communications equipment (2.1%)
F5 Networks, Inc. †	27,200	2,243,456

Netgear, Inc. † S	43,700	1,551,787

Polycom, Inc. † S	325,454	3,261,049

		7,056,292
Construction and engineering (0.8%)
Aecom Technology Corp. † S	35,486	761,884

Chicago Bridge & Iron Co., NV (Netherlands)	25,212	946,711

Primoris Services Corp.	27,297	378,948

Tutor Perini Corp. † S	56,585	573,772

		2,661,315
Containers and packaging (0.4%)
Boise, Inc.	168,000	1,409,520

		1,409,520
Diversified consumer services (2.2%)
Apollo Group, Inc. Class A † S	61,837	1,241,687

H&R Block, Inc. S	78,826	1,395,220

ITT Educational Services, Inc. † S	59,111	1,270,295

Sotheby’s Holdings, Inc. Class A S	110,672	3,445,219

		7,352,421
Diversified financial services (0.3%)
MSCI, Inc. Class A †	34,000	915,960

		915,960
Electric utilities (1.1%)
FirstEnergy Corp. S	27,883	1,274,811

Pepco Holdings, Inc. S	53,200	1,057,084

PNM Resources, Inc. S	68,177	1,510,802

		3,842,697

Capital Opportunities Fund 23

COMMON STOCKS (94.6%)* cont.	Shares	Value

Electrical equipment (2.4%)
AMETEK, Inc.	58,200	$2,069,010

AZZ, Inc.	65,212	2,571,961

Brady Corp.	33,227	1,014,435

Hubbell, Inc. Class B	17,715	1,483,100

Regal-Beloit Corp. S	7,638	497,845

Roper Industries, Inc.	3,519	384,169

		8,020,520
Electronic equipment, instruments, and components (0.3%)
Dolby Laboratories, Inc. Class A † S	29,800	941,382

		941,382
Energy equipment and services (3.3%)
Atwood Oceanics, Inc. † S	40,800	1,950,240

Helix Energy Solutions Group, Inc. † S	86,500	1,495,585

Key Energy Services, Inc. †	297,358	1,944,721

Oil States International, Inc. †	21,051	1,538,828

Parker Drilling Co. †	400,500	1,734,165

Superior Energy Services †	64,600	1,313,318

Unit Corp. †	31,151	1,256,943

		11,233,800
Food and staples retail (0.2%)
Nash Finch Co.	36,823	708,106

		708,106
Food products (0.4%)
Fresh Del Monte Produce, Inc.	59,500	1,497,615

		1,497,615
Health-care equipment and supplies (1.1%)
Cyberonics, Inc. †	21,900	1,012,875

Hill-Rom Holdings, Inc.	54,446	1,529,388

SurModics, Inc. †	67,951	1,221,759

		3,764,022
Health-care providers and services (5.7%)
Amedisys, Inc. † S	143,209	1,581,027

AMN Healthcare Services, Inc. †	172,166	1,707,887

Chemed Corp. S	39,100	2,629,475

Coventry Health Care, Inc.	48,300	2,107,812

Health Net, Inc. †	45,000	968,400

Healthways, Inc. †	244,285	2,376,893

Kindred Healthcare, Inc. † S	161,600	1,583,680

LifePoint Hospitals, Inc. †	25,000	883,500

Molina Healthcare, Inc. †	117,767	2,952,419

Omnicare, Inc.	53,189	1,836,616

Universal American Corp. †	77,700	702,408

		19,330,117
Hotels, restaurants, and leisure (1.8%)
Cheesecake Factory, Inc. (The) S	59,704	1,973,814

Choice Hotels International, Inc. S	55,450	1,735,031

Panera Bread Co. Class A †	14,694	2,477,996

		6,186,841
Household durables (1.7%)
Harman International Industries, Inc.	30,020	1,258,739

iRobot Corp. †	50,327	904,376

24 Capital Opportunities Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value

Household durables cont.
Lennar Corp. Class A S	62,735	$2,350,680

NVR, Inc. †	1,469	1,327,594

		5,841,389
Household products (0.5%)
Energizer Holdings, Inc. S	25,300	1,846,141

		1,846,141
Insurance (4.6%)
American Financial Group, Inc.	26,183	1,015,900

Aspen Insurance Holdings, Ltd.	36,975	1,196,141

Assurant, Inc.	28,700	1,085,147

Endurance Specialty Holdings, Ltd.	26,479	1,073,723

Hanover Insurance Group, Inc. (The)	29,034	1,048,418

HCC Insurance Holdings, Inc.	31,007	1,105,089

Horace Mann Educators Corp.	59,400	1,141,074

Protective Life Corp.	37,500	1,023,750

RenaissanceRe Holdings, Ltd.	14,737	1,199,002

Safety Insurance Group, Inc.	30,145	1,397,221

Selective Insurance Group	83,773	1,548,963

Stancorp Financial Group S	29,722	1,020,951

W.R. Berkley Corp.	46,187	1,796,212

		15,651,591
Internet software and services (2.2%)
IAC/InterActiveCorp.	56,229	2,718,672

Open Text Corp. (Canada) † S	50,400	2,716,056

ValueClick, Inc. †	122,037	2,034,357

		7,469,085
IT Services (2.8%)
Alliance Data Systems Corp. † S	20,728	2,965,140

DST Systems, Inc.	34,900	1,990,696

Global Payments, Inc.	35,395	1,513,136

NeuStar, Inc. Class A †	82,026	3,001,331

		9,470,303
Leisure equipment and products (0.5%)
Polaris Industries, Inc. S	20,785	1,756,333

		1,756,333
Life sciences tools and services (1.3%)
Bio-Rad Laboratories, Inc. Class A † S	24,200	2,452,670

Parexel International Corp. † S	65,000	1,994,850

		4,447,520
Machinery (3.6%)
Actuant Corp. Class A S	64,616	1,824,756

AGCO Corp. †	36,028	1,639,634

Gardner Denver, Inc. S	19,934	1,382,024

Kennametal, Inc.	46,400	1,643,488

Manitowoc Co., Inc. (The) S	31,771	452,737

Oshkosh Corp. †	69,019	2,069,190

Terex Corp. †	13,000	293,150

WABCO Holdings, Inc. †	39,901	2,337,002

Woodward, Inc.	15,608	522,868

		12,164,849

Capital Opportunities Fund 25

COMMON STOCKS (94.6%)* cont.	Shares	Value

Media (0.5%)
Valassis Communications, Inc. † S	69,870	$1,818,017

		1,818,017
Metals and mining (1.6%)
Cliffs Natural Resources, Inc. S	35,300	1,280,331

Reliance Steel & Aluminum Co.	45,517	2,473,394

Walter Energy, Inc.	47,600	1,664,096

		5,417,821
Multi-utilities (0.3%)
Black Hills Corp. S	31,900	1,141,063

		1,141,063
Multiline retail (0.8%)
Big Lots, Inc. † S	96,841	2,820,978

		2,820,978
Oil, gas, and consumable fuels (3.3%)
Berry Petroleum Co. Class A S	43,705	1,683,080

Cabot Oil & Gas Corp.	32,128	1,509,373

HollyFrontier Corp.	56,400	2,178,732

SM Energy Co.	34,400	1,854,848

Stone Energy Corp. † S	48,700	1,148,833

Tesoro Corp.	50,500	1,904,355

Whiting Petroleum Corp. †	25,028	1,051,677

		11,330,898
Paper and forest products (1.3%)
Domtar Corp. (Canada) S	37,000	2,950,750

Schweitzer-Mauduit International, Inc.	42,600	1,492,278

		4,443,028
Personal products (0.7%)
Inter Parfums, Inc. S	128,924	2,354,152

		2,354,152
Pharmaceuticals (1.2%)
Endo Health Solutions, Inc. †	48,944	1,402,735

Impax Laboratories, Inc. † S	120,100	2,552,125

		3,954,860
Professional services (1.3%)
Dun & Bradstreet Corp. (The) S	5,341	432,835

Exponent, Inc. †	2,558	137,939

Heidrick & Struggles International, Inc.	16,716	197,917

Towers Watson & Co. Class A	41,247	2,215,376

TrueBlue, Inc. †	106,514	1,390,008

		4,374,075
Real estate investment trusts (REITs) (4.7%)
DiamondRock Hospitality Co.	184,011	1,560,413

Entertainment Properties Trust	9,664	429,565

Hospitality Properties Trust	92,394	2,136,149

Kimco Realty Corp.	58,022	1,132,589

LaSalle Hotel Properties	86,394	2,068,272

LTC Properties, Inc.	34,657	1,144,028

Macerich Co. (The)	19,513	1,112,241

National Health Investors, Inc. S	20,462	1,092,875

National Retail Properties, Inc.	30,678	971,879

Omega Healthcare Investors, Inc.	74,742	1,714,581

26 Capital Opportunities Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Taubman Centers, Inc.	16,939	$1,330,558

Ventas, Inc.	19,163	1,212,443

		15,905,593
Real estate management and development (0.9%)
Jones Lang LaSalle, Inc.	40,300	3,132,922

		3,132,922
Road and rail (1.2%)
Heartland Express, Inc.	69,276	962,508

Landstar Systems, Inc.	64,200	3,251,730

		4,214,238
Semiconductors and semiconductor equipment (3.3%)
KLA-Tencor Corp. S	21,326	992,086

Lam Research Corp. † S	60,468	2,140,567

Omnivision Technologies, Inc. † S	106,300	1,520,090

Silicon Laboratories, Inc. † S	45,300	1,831,026

Skyworks Solutions, Inc. †	119,506	2,796,440

Teradyne, Inc. † S	132,800	1,941,536

		11,221,745
Software (4.5%)
ANSYS, Inc. †	33,135	2,348,609

Autodesk, Inc. †	68,000	2,165,120

FactSet Research Systems, Inc. S	14,808	1,340,864

Fair Isaac Corp.	55,819	2,601,165

Manhattan Associates, Inc. †	42,000	2,520,000

Synopsys, Inc. † S	68,131	2,193,818

TIBCO Software, Inc. †	60,998	1,537,760

Websense, Inc. †	60,214	796,029

		15,503,365
Specialty retail (3.6%)
Aaron’s, Inc.	63,614	1,961,220

Aeropostale, Inc. †	85,723	1,024,390

Buckle, Inc. (The)	37,538	1,695,591

Cato Corp. (The) Class A	46,644	1,323,757

Francesca’s Holdings Corp. †	62,312	1,840,073

Guess?, Inc. S	68,184	1,689,600

Jos. A. Bank Clothiers, Inc. † S	59,263	2,772,916

		12,307,547
Textiles, apparel, and luxury goods (2.0%)
Crocs, Inc. † S	124,645	1,570,527

Deckers Outdoor Corp. † S	46,156	1,321,446

Iconix Brand Group, Inc. † S	96,173	1,780,162

Steven Madden, Ltd. †	46,403	1,991,617

		6,663,752
Thrifts and mortgage finance (1.1%)
Kaiser Federal Financial Group, Inc. S	116,496	1,797,533

Provident New York Bancorp S	232,798	2,125,446

		3,922,979
Tobacco (0.3%)
Universal Corp. S	17,594	871,959

		871,959

Capital Opportunities Fund 27

COMMON STOCKS (94.6%)* cont.	Shares	Value

Trading companies and distributors (0.6%)
Applied Industrial Technologies, Inc.	32,449	$1,317,105

MSC Industrial Direct Co., Inc. Class A	8,997	671,176

		1,988,281

Total common stocks (cost $279,713,675)		$322,593,244

SHORT-TERM INVESTMENTS (24.1%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.16% L	17,382,927	$17,382,927

Putnam Cash Collateral Pool, LLC 0.21% [d]	64,895,285	64,895,285

Total short-term investments (cost $82,278,212)		$82,278,212

TOTAL INVESTMENTS

Total investments (cost $361,991,887)		$404,871,456

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $341,163,878.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

28 Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$47,080,775	$—	$—

Consumer staples	8,027,239	—	—

Energy	22,564,698	—	—

Financials	75,528,167	834,609	1,132,875

Health care	33,163,656	—	—

Industrials	51,744,575	—	—

Information technology	51,662,172	—	—

Materials	25,870,718	—	—

Utilities	4,983,760	—	—

Total common stocks	320,625,760	834,609	1,132,875

Short-term investments	17,382,927	64,895,285	—

Totals by level	$338,008,687	$65,729,894	$1,132,875

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 29

Statement of assets and liabilities 10/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $62,951,066 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $279,713,675)	$322,593,244
Affiliated issuers (identified cost $82,278,212) (Notes 1 and 5)	82,278,212

Dividends, interest and other receivables	222,687

Receivable for shares of the fund sold	905,115

Receivable for investments sold	12,203,697

Total assets	418,202,955

LIABILITIES

Payable for investments purchased	10,656,356

Payable for shares of the fund repurchased	934,039

Payable for compensation of Manager (Note 2)	186,572

Payable for investor servicing fees (Note 2)	73,604

Payable for custodian fees (Note 2)	6,276

Payable for Trustee compensation and expenses (Note 2)	118,604

Payable for administrative services (Note 2)	679

Payable for distribution fees (Note 2)	88,968

Collateral on securities loaned, at value (Note 1)	64,895,285

Other accrued expenses	78,694

Total liabilities	77,039,077

Net assets	$341,163,878

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$363,923,743

Undistributed net investment income (Note 1)	107,640

Accumulated net realized loss on investments (Note 1)	(65,747,074)

Net unrealized appreciation of investments	42,879,569

Total — Representing net assets applicable to capital shares outstanding	$341,163,878

(Continued on next page)

30 Capital Opportunities Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($245,544,460 divided by 20,164,447 shares)	$12.18

Offering price per class A share (100/94.25 of $12.18)*	$12.92

Net asset value and offering price per class B share ($12,581,325 divided by 1,154,393 shares)**	$10.90

Net asset value and offering price per class C share ($19,345,200 divided by 1,754,604 shares)**	$11.03

Net asset value and redemption price per class M share ($4,128,313 divided by 363,295 shares)	$11.36

Offering price per class M share (100/96.50 of $11.36)*	$11.77

Net asset value, offering price and redemption price per class R share
($13,759,087 divided by 1,153,956 shares)	$11.92

Net asset value, offering price and redemption price per class R5 share
($10,327 divided by 828 shares)	$12.47

Net asset value, offering price and redemption price per class R6 share
($10,327 divided by 828 shares)	$12.47

Net asset value, offering price and redemption price per class Y share
($45,784,839 divided by 3,670,321 shares)	$12.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 31

Statement of operations Six months ended 10/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,478)	$1,994,568

Interest (including interest income of $8,594 from investments in affiliated issuers) (Note 5)	8,922

Securities lending (Note 1)	178,021

Total investment income	2,181,511

EXPENSES

Compensation of Manager (Note 2)	1,075,828

Investor servicing fees (Note 2)	496,961

Custodian fees (Note 2)	4,180

Trustee compensation and expenses (Note 2)	14,480

Administrative services (Note 2)	3,905

Distribution fees (Note 2)	514,797

Other	111,564

Total expenses	2,221,715

Expense reduction (Note 2)	(22,060)

Net expenses	2,199,655

Net investment loss	(18,144)

Net realized gain on investments (Notes 1 and 3)	20,250,358

Net unrealized depreciation of investments during the period	(31,157,503)

Net loss on investments	(10,907,145)

Net decrease in net assets resulting from operations	$(10,925,289)

The accompanying notes are an integral part of these financial statements.

32 Capital Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/12*	Year ended 4/30/12

Operations:
Net investment loss	$(18,144)	$(38,385)

Net realized gain on investments
and foreign currency transactions	20,250,358	21,555,440

Net unrealized depreciation of investments	(31,157,503)	(43,514,715)

Net decrease in net assets resulting from operations	(10,925,289)	(21,997,660)

Increase in capital from settlement payments (Note 7)	—	275,126

Redemption fees (Note 1)	6,557	16,053

Decrease from capital share transactions (Note 4)	(2,941,725)	(15,919,265)

Total decrease in net assets	(13,860,457)	(37,625,746)

NET ASSETS

Beginning of period	355,024,335	392,650,081

End of period (including undistributed net investment
income of $107,640 and $125,784, respectively)	$341,163,878	$355,024,335

* Unaudited

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2012**	$12.56	— [b]	(.38)	(.38)	—	—	—	—	—	—	$12.18	(3.03)*	$245,544	.63*	.02*	31*
April 30, 2012	13.26	.01	(.72)	(.71)	—	—	—	—	—	.01 [e]	12.56	(5.28)	253,278	1.27	.05	29
April 30, 2011	10.35	— [b]	2.91	2.91	—	—	—	—	—	—	13.26	28.12	291,660	1.28	.04	23
April 30, 2010	6.49	.01	3.88	3.89	(.03)	—	— [b]	(.03)	—	—	10.35	60.03	234,809	1.39	.09	30
April 30, 2009	9.25	.05	(2.75)	(2.70)	(.06)	—	—	(.06)	—	—	6.49	(29.16)	163,115	1.35 [f]	.71 [f]	58
April 30, 2008	12.49	.08	(2.33)	(2.25)	(.05)	(.94)	—	(.99)	—	—	9.25	(18.45)	341,118	1.23 [f]	.71 [f]	37

Class B
October 31, 2012**	$11.29	(.04)	(.35)	(.39)	—	—	—	—	—	—	$10.90	(3.45)*	$12,581	1.01*	(.35)*	31*
April 30, 2012	12.00	(.07)	(.65)	(.72)	—	—	—	—	—	.01 [e]	11.29	(5.92)	14,734	2.02	(.70)	29
April 30, 2011	9.43	(.07)	2.64	2.57	—	—	—	—	—	—	12.00	27.25	23,730	2.03	(.69)	23
April 30, 2010	5.94	(.05)	3.54	3.49	—	—	—	—	—	—	9.43	58.75	34,146	2.14	(.65)	30
April 30, 2009	8.45	— [b]	(2.51)	(2.51)	—	—	—	—	—	—	5.94	(29.70)	34,319	2.10 [f]	(.05) [f]	58
April 30, 2008	11.54	— [b]	(2.15)	(2.15)	—	(.94)	—	(.94)	—	—	8.45	(19.11)	81,892	1.98 [f]	(.04) [f]	37

Class C
October 31, 2012**	$11.42	(.04)	(.35)	(.39)	—	—	—	—	—	—	$11.03	(3.42)*	$19,345	1.01*	(.36)*	31*
April 30, 2012	12.14	(.07)	(.66)	(.73)	—	—	—	—	—	.01 [e]	11.42	(5.93)	20,965	2.02	(.69)	29
April 30, 2011	9.55	(.07)	2.66	2.59	—	—	—	—	—	—	12.14	27.12	21,286	2.03	(.72)	23
April 30, 2010	6.02	(.05)	3.58	3.53	—	—	—	—	—	—	9.55	58.64	13,492	2.14	(.66)	30
April 30, 2009	8.55	— [b]	(2.53)	(2.53)	—	—	—	—	—	—	6.02	(29.59)	8,907	2.10 [f]	(.04) [f]	58
April 30, 2008	11.66	— [b]	(2.17)	(2.17)	—	(.94)	—	(.94)	—	—	8.55	(19.09)	18,438	1.98 [f]	(.04) [f]	37

Class M
October 31, 2012**	$11.75	(.03)	(.36)	(.39)	—	—	—	—	—	—	$11.36	(3.32)*	$4,128	.89*	(.23)*	31*
April 30, 2012	12.46	(.05)	(.67)	(.72)	—	—	—	—	—	.01 [e]	11.75	(5.70)	4,573	1.77	(.45)	29
April 30, 2011	9.78	(.05)	2.73	2.68	—	—	—	—	—	—	12.46	27.40	6,327	1.78	(.45)	23
April 30, 2010	6.15	(.03)	3.66	3.63	—	—	—	—	—	—	9.78	59.03	5,700	1.89	(.41)	30
April 30, 2009	8.73	.01	(2.59)	(2.58)	— [b]	—	—	—	—	—	6.15	(29.50)	4,034	1.85 [f]	.20 [f]	58
April 30, 2008	11.84	.02	(2.19)	(2.17)	—	(.94)	—	(.94)	—	—	8.73	(18.78)	7,995	1.73 [f]	.21 [f]	37

Class R
October 31, 2012**	$12.32	(.01)	(.39)	(.40)	—	—	—	—	—	—	$11.92	(3.25)*	$13,759	.76*	(.11)*	31*
April 30, 2012	13.03	(.02)	(.70)	(.72)	—	—	—	—	—	.01 [e]	12.32	(5.45)	13,450	1.52	(.19)	29
April 30, 2011	10.19	(.03)	2.87	2.84	—	—	—	—	—	—	13.03	27.87	9,100	1.53	(.23)	23
April 30, 2010	6.41	(.01)	3.81	3.80	(.02)	—	— [b]	(.02)	—	—	10.19	59.27	3,337	1.64	(.17)	30
April 30, 2009	9.12	.03	(2.70)	(2.67)	(.04)	—	—	(.04)	—	—	6.41	(29.22)	1,845	1.60 [f]	.46 [f]	58
April 30, 2008	12.34	.05	(2.30)	(2.25)	(.03)	(.94)	—	(.97)	—	—	9.12	(18.67)	2,577	1.48 [f]	.47 [f]	37

Class R5
October 31, 2012**†	$12.08	.02	.37	.39	—	—	—	—	—	—	$12.47	3.23*	$10	.29*	.13*	31*

Class R6
October 31, 2012**†	$12.08	.02	.37	.39	—	—	—	—	—	—	$12.47	3.23*	$10	.25*	.16*	31*

Class Y
October 31, 2012**	$12.85	.02	(.40)	(.38)	—	—	—	—	—	—	$12.47	(2.96)*	$45,785	.51*	.15*	31*
April 30, 2012	13.53	.04	(.73)	(.69)	—	—	—	—	—	.01 [e]	12.85	(5.03)	48,025	1.02	.31	29
April 30, 2011	10.53	.03	2.97	3.00	—	—	—	—	—	—	13.53	28.49	40,547	1.03	.28	23
April 30, 2010	6.61	.03	3.94	3.97	(.05)	—	— [b]	(.05)	—	—	10.53	60.20	22,430	1.14	.33	30
April 30, 2009	9.43	.08	(2.82)	(2.74)	(.08)	—	—	(.08)	—	—	6.61	(28.92)	13,283	1.10 [f]	1.00 [f]	58
April 30, 2008	12.72	.11	(2.38)	(2.27)	(.08)	(.94)	—	(1.02)	—	—	9.43	(18.27)	338,526	.98 [f]	.97 [f]	37

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Capital Opportunities Fund	Capital Opportunities Fund 35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2009	0.01%

April 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

36 Capital Opportunities Fund

Notes to financial statements 10/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through October 31, 2012.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total

Capital Opportunities Fund 37

value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $63,473,314. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $64,895,285.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

38 Capital Opportunities Fund

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2012, the fund had a capital loss carryover of $85,129,573 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$43,078,518	N/A	$43,078,518	April 30, 2017

42,051,055	N/A	42,051,055	April 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $362,859,746, resulting in gross unrealized appreciation and depreciation of $63,418,301 and $21,406,591, respectively, or net unrealized appreciation of $42,011,710.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Capital Opportunities Fund 39

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$357,238	Class R5	5

Class B	19,338	Class R6	1

Class C	28,628	Class Y	66,136

Class M	6,196	Total	$496,961

Class R	19,419

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $378 under the expense offset arrangements and by $21,682 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $272, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

40 Capital Opportunities Fund

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$303,204	Class M	15,772

Class B	65,634	Class R	32,969

Class C	97,218	Total	$514,797

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,073 and $122 from the sale of class A and class M shares, respectively, and received $4,489 and $216 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $101,896,267 and $111,337,869, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/12		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	2,462,738	$29,220,055	3,352,805	$38,840,454

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	2,462,738	29,220,055	3,352,805	38,840,454

Shares repurchased	(2,460,130)	(29,331,582)	(5,193,256)	(60,348,278)

Net increase (decrease)	2,608	$(111,527)	(1,840,451)	$(21,507,824)

	Six months ended 10/31/12		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	42,958	$461,350	147,323	$1,549,558

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	42,958	461,350	147,323	1,549,558

Shares repurchased	(194,031)	(2,082,680)	(819,342)	(8,617,365)

Net decrease	(151,073)	$(1,621,330)	(672,019)	$(7,067,807)

Capital Opportunities Fund 41

	Six months ended 10/31/12		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	132,182	$1,437,248	534,983	$5,835,021

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	132,182	1,437,248	534,983	5,835,021

Shares repurchased	(213,846)	(2,319,352)	(452,175)	(4,743,985)

Net increase (decrease)	(81,664)	$(882,104)	82,808	$1,091,036

	Six months ended 10/31/12		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	7,329	$81,471	39,491	$429,794

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	7,329	81,471	39,491	429,794

Shares repurchased	(33,137)	(365,607)	(158,015)	(1,785,085)

Net decrease	(25,808)	$(284,136)	(118,524)	$(1,355,291)

	Six months ended 10/31/12		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	349,342	$4,080,303	835,084	$9,727,827

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	349,342	4,080,303	835,084	9,727,827

Shares repurchased	(287,420)	(3,343,258)	(441,515)	(5,020,097)

Net increase	61,922	$737,045	393,569	$4,707,730

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R5	Shares	Amount

Shares sold	828	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	828	10,000

Shares repurchased	—	—

Net increase	828	$10,000

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R6	Shares	Amount

Shares sold	828	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	828	10,000

Shares repurchased	—	—

Net increase	828	$10,000

42 Capital Opportunities Fund

	Six months ended 10/31/12		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	405,566	$4,972,693	2,086,611	$24,163,274

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	405,566	4,972,693	2,086,611	24,163,274

Shares repurchased	(471,714)	(5,772,366)	(1,347,134)	(15,950,383)

Net increase (decrease)	(66,148)	$(799,673)	739,477	$8,212,891

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	828	100%	$10,327

Class R6	828	100	10,327

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$11,397,570	$48,805,232	$42,819,875	$8,594	$17,382,927

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $264,666 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $10,460 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim

Capital Opportunities Fund 43

periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

44 Capital Opportunities Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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SA068
278036 12/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

a_investmentfunds.htm

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund

Semiannual report
10 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

3 THREE CENTS
ERSARY
10 CENTS
4¢
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap
Value Fund

Semiannual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund’s manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam’s analysts generate independent research and visit regularly with companies, seeking information that hasn’t already factored into stock prices.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Multi-Cap Value Fund

Interview with your fund’s portfolio manager

Jim, how would you describe the investment environment during the semiannual period?

When the reporting period began, investors were concerned about Europe’s sovereign debt crisis, weak U.S. economic data, and China’s decelerating economic growth, which created cautious market sentiment and depressed stock prices as the markets sold off. Although U.S. equities held up better than international equities, stocks and economically sensitive sectors perceived as higher risk generally fell out of favor. With the greater uncertainty, the more resilient, lower-risk equity assets, including large-cap and defensive stocks, performed well in this risk-off environment.

Risk-aversion dominated the financial markets until late July, when favorable election results in Greece and the European Union summit brought some relief. Slowly improving macroeconomic data and stimulative measures taken by the U.S. Federal Reserve and the European Central Bank also helped boost stocks during the final months of the period — creating a bullish climate for riskier assets. In contrast to the first three months of the reporting period, higher-risk strategies, including growth stocks and the economically sensitive energy, consumer cyclicals, and financials sectors, outperformed safer, more conservative investment strategies.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Multi-Cap Value Fund	5

How did Putnam Multi-Cap Value Fund perform against this backdrop?

Since we take a longer-term view to constructing the portfolio, the fund can come up short when studied in the light of a six-month window. This was the case for the period under review.

In a market where value-oriented investment strategies outperformed growth-focused strategies and small-cap stocks underperformed their more defensive large-cap brethren, the fund’s class A shares generated slightly negative performance for the six months ended October 31, 2012. The portfolio’s relative emphasis on small-cap stocks was a factor in this result, as was stock selection, and contributed to the fund’s underperformance relative to the Russell 3000 Value Index and the average return for its Lipper peer group.

Our decision to overweight investments in the consumer discretionary and health-care sectors was prudent. However, many of these holdings are undergoing positive change that, in our opinion, required more time to reach their full potential. But, in a market defined by risk-averse sentiment, as was the case for the first few months of the period, investors were not willing to wait and sold these stocks indiscriminately in the rush for safety. The fund’s investments in Best Buy, Avon, and Skullcandy in the consumer discretionary sector and Alere and WellCare Health Plans in the health-care sector lagged as a result.

The fund held strong performers in these two sectors as well, although the underperforming stocks hurt more than the positive stocks helped. Within the consumer discretionary sector, our decision to overweight American Eagle Outfitters [not in the benchmark], Regal Entertainment, and Newell Rubbermaid was beneficial. Positive contributors in health care were the fund’s overweight positions in Lincare, Amarin [not in the benchmark], ViroPharma, and Watson Pharmaceuticals.

Due to our belief that Skullcandy’s outlook had deteriorated, we sold the stock at a loss in October to mitigate the potential impact of

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the Financial Statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Multi-Cap Value Fund

further deterioration. We also sold American Eagle Outfitters, Lincare, and Amarin at a healthy profit before period-end.

Could you elaborate on your strategy within the context of the market’s volatility?

Given the extreme volatility that we have seen in recent years and the increasing complexities and interconnectedness of the global financial markets, we are not in favor of creating a portfolio that becomes offensive or defensive in response to market conditions or our view of macroeconomic conditions. Rather, we take a longer-term view to manage risk and search for companies that, in our opinion, have a hidden or overlooked catalyst that could drive their stock prices higher. Finding a hidden catalyst is a significant part of our work and requires a critical understanding of the variables that can help unlock value in a company’s stock price over a 12- to 18-month period.

Despite our issue-by-issue stock-selection approach, some common themes do emerge as a result of our research. At period-end, the portfolio was overweight smaller-cap stocks relative to larger-cap stocks; overweight consumer discretionary, industrials, and health care; and underweight financials and energy relative to the benchmark. We are also less inclined to hold the more speculative companies that, in our opinion, are too risky to own in today’s highly volatile markets.

Could you elaborate on some holdings that illustrate your investment philosophy and contributed to performance for the period?

As I mentioned earlier, Lincare was a strong contributor. A distributor of oxygen

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

Multi-Cap Value Fund	7

to homes, the company was bought by Linde, a Germany gases and engineering company, and its stock price rose to meet the buyout price. Snap-on Tools, a leading global tool franchise, manufactures hand tools, equipment, and diagnostic and repair systems for automotive mechanics. With its sound management and strong business growth worldwide, the company continues to beat expectations, and its stock price has risen accordingly.

Marathon Oil, a large-cap oil exploration and production company, was a low-expectation stock that lagged in the months leading up to the reporting period. Investors were concerned about the company’s acquisition of the Eagle Ford Shale in South Texas, which was affecting Marathon’s cash flow at a time when oil prices were low and the energy sector as a whole was under pressure amid economic growth worries. During the reporting period, however, the company’s prospects improved with better-than-expected production from the Eagle Ford reserve and the arrival of higher gas prices, and its stock price rose accordingly.

What stocks proved most disappointing?

The fund’s three biggest detractors from performance for the period are in the process of transitioning to better days and illustrate our philosophy of investing in inexpensively priced, high-quality companies with a catalyst for positive change.

The electronics retailer Best Buy has been in a secular decline, losing market share to Internet sales. However, in our opinion, two developments bode well for a turnaround in the company’s prospects. Just following the close of the reporting period, Best Buy announced that Sharon McCollam, a highly regarded retail executive, would join management as Chief Financial Officer — a move that we believe will help revitalize its financial team. Secondly, founder Richard Schulze is expected to launch his bid to take the company private soon. We think either scenario has the potential to reward investors

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8	Multi-Cap Value Fund

that are willing to let this turnaround story play out. In fact, during the period, we added to the position when the stock was struggling.

In August, ACCO Brands reported disappointing second-quarter earnings and lowered its guidance for 2012 because of the sluggish economy. The company’s May acquisition of MeadWestvaco’s consumer and office products is weighing on its revenue stream and affecting the company’s earnings outlook. However, we remain committed to this small-cap company, and our confidence appears to be well placed in this low-expectation stock. On October 31, the company reported that third-quarter earnings were in line with expectations, and management, which is taking measures to reduce costs, confirmed that they are on target to meet 2013 estimates. In our mind, the stock remains cheap with room for more appreciation.

The world’s largest direct seller and a leading beauty products company, Avon Products has struggled in recent years. In April, Sheri McCoy joined the company as CEO to help streamline the business and better adapt its business model to embrace the differences represented by markets in developed and developing countries. Hurt by the stronger dollar, weakening fundamentals, and no visibility of earnings on the horizon, the stock sold off sharply during the six-month period. Given the direction of new leadership, Avon’s recognized brand, and the stock’s depressed valuation, we remain committed to the company’s potential.

With the economic and market outlook still uncertain, how are you approaching the coming months?

In our view, volatility is likely to remain high for the foreseeable future, driven in large measure by macroeconomic events that create a risk-on or risk-off investment environment. The potential for a destabilizing “fiscal cliff” on January 1, 2013, is a particularly worrisome concern, as the across-the-board cuts to the budget may have repercussions for U.S. growth, which is far from robust. Thus, we believe asset classes are likely to move in and out of favor depending on market conditions.

Against this backdrop, we will focus our attention on finding inexpensively priced, high-quality companies that possess some sort of catalyst that could drive stock prices higher in our opinion. We believe that this multi-layered, longer-term value strategy offers a better way to manage risk and uncover more unique, under-the-radar opportunities.

Thank you, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

Multi-Cap Value Fund	9

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10	Multi-Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.34%	7.85%	7.53%	7.53%	7.53%	7.53%	7.80%	7.50%	8.08%	8.57%

10 years	118.33	105.70	102.55	102.55	102.62	102.62	107.64	100.40	113.09	124.09
Annual average	8.12	7.48	7.31	7.31	7.32	7.32	7.58	7.20	7.86	8.40

5 years	–0.99	–6.67	–4.64	–6.23	–4.64	–4.64	–3.51	–6.88	–2.22	0.28
Annual average	–0.20	–1.37	–0.95	–1.28	–0.95	–0.95	–0.71	–1.42	–0.45	0.06

3 years	48.48	39.89	45.08	42.08	45.02	45.02	46.21	41.02	47.34	49.49
Annual average	14.08	11.84	13.21	12.42	13.19	13.19	13.50	12.14	13.79	14.34

1 year	11.96	5.55	11.12	6.12	11.14	10.14	11.38	7.52	11.64	12.22

6 months	–0.38	–6.11	–0.72	–5.68	–0.72	–1.71	–0.63	–4.07	–0.46	–0.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Multi-Cap Value Fund	11

Comparative index returns For periods ended 10/31/12

		Lipper Multi-Cap Value
	Russell 3000 Value Index	Funds category average*

Annual average (life of fund)	4.50%	5.16%

10 years	105.95	102.99
Annual average	7.49	7.24

5 years	–4.18	–2.49
Annual average	–0.85	–0.82

3 years	43.92	38.53
Annual average	12.90	11.41

1 year	16.70	12.48

6 months	4.56	1.92

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/12, there were 306, 288, 245, 225, 113, and 48 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$13.26	$14.07	$12.48	$12.46	$12.80	$13.26	$13.03	$13.29

10/31/12	13.21	14.02	12.39	12.37	12.72	13.18	12.97	13.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12	Multi-Cap Value Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.44%	7.94%	7.63%	7.63%	7.63%	7.63%	7.90%	7.60%	8.18%	8.66%

10 years	130.99	117.65	114.16	114.16	114.24	114.24	119.74	112.16	125.45	136.90
Annual average	8.73	8.09	7.91	7.91	7.92	7.92	8.19	7.81	8.47	9.01

5 years	1.75	–4.10	–2.08	–3.72	–2.02	–2.02	–0.83	–4.31	0.46	3.03
Annual average	0.35	–0.83	–0.42	–0.76	–0.41	–0.41	–0.17	–0.88	0.09	0.60

3 years	38.01	30.08	34.85	31.85	34.78	34.78	35.78	31.05	36.81	38.89
Annual average	11.34	9.16	10.48	9.65	10.46	10.46	10.73	9.43	11.01	11.57

1 year	27.15	19.84	26.11	21.11	26.17	25.17	26.51	22.04	26.85	27.40

6 months	–1.78	–7.39	–2.20	–7.09	–2.20	–3.18	–2.07	–5.47	–1.96	–1.70

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/12	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio
for the six-month period
ended 10/31/12	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Multi-Cap Value Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.74	$9.49	$9.49	$8.24	$6.99	$4.48

Ending value (after expenses)	$996.20	$992.80	$992.80	$993.70	$995.40	$997.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.80	$9.60	$9.60	$8.34	$7.07	$4.53

Ending value (after expenses)	$1,019.46	$1,015.68	$1,015.68	$1,016.94	$1,018.20	$1,020.72

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Multi-Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Value Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Multi-Cap Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

Multi-Cap Value Fund	17

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. (Your fund’s management contract took effect in January 2010; it was subsequently amended and restated effective September 1, 2010 to reduce the management fees.) The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Since January 2010, under its management contracts, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all

18	Multi-Cap Value Fund

open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on

Multi-Cap Value Fund	19

these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 309, 263 and 219 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that

20	Multi-Cap Value Fund

supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Multi-Cap Value Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Multi-Cap Value Fund

The fund’s portfolio 10/31/12 (Unaudited)

COMMON STOCKS (96.9%)*	Shares	Value

Aerospace and defense (3.7%)
Esterline Technologies Corp. †	30,600	$1,768,374

L-3 Communications Holdings, Inc.	87,100	6,427,980

Northrop Grumman Corp. S	117,800	8,091,682

		16,288,036
Auto components (0.9%)
American Axle & Manufacturing Holdings, Inc. † S	151,800	1,650,066

Tenneco, Inc. †	71,400	2,181,270

		3,831,336
Beverages (2.5%)
Coca-Cola Enterprises, Inc.	358,400	11,268,096

		11,268,096
Capital markets (3.7%)
Ameriprise Financial, Inc.	90,962	5,309,452

Charles Schwab Corp. (The) S	273,600	3,715,488

E*Trade Financial Corp. †	143,318	1,198,138

Invesco, Ltd.	151,200	3,677,184

Raymond James Financial, Inc. S	63,587	2,425,208

		16,325,470
Chemicals (2.7%)
Celanese Corp. Ser. A	115,000	4,368,850

LyondellBasell Industries NV Class A (Netherlands)	115,000	6,139,850

Tronox, Ltd. Class A S	69,000	1,406,910

		11,915,610
Commercial banks (5.3%)
Bancorp, Inc. (The) † S	411,299	4,676,470

BB&T Corp.	92,000	2,663,400

Fifth Third Bancorp	159,500	2,317,535

First Horizon National Corp. S	692,700	6,449,037

SunTrust Banks, Inc.	95,000	2,584,000

UMB Financial Corp. S	43,300	1,928,149

Wells Fargo & Co.	90,166	3,037,693

		23,656,284
Commercial services and supplies (3.7%)
ACCO Brands Corp. † S	588,500	4,260,740

ADT Corp. (The) †	71,300	2,959,663

Healthcare Services Group, Inc. S	144,467	3,452,761

Tyco International, Ltd.	217,520	5,844,762

		16,517,926
Communications equipment (1.4%)
Polycom, Inc. †	392,400	3,931,848

Tellabs, Inc.	821,500	2,398,780

		6,330,628
Computers and peripherals (0.8%)
Electronics for Imaging, Inc. †	132,800	2,305,408

NetApp, Inc. †	50,203	1,350,461

		3,655,869
Consumer finance (0.7%)
Discover Financial Services	78,000	3,198,000

		3,198,000

Multi-Cap Value Fund	23

COMMON STOCKS (96.9%)* cont.	Shares	Value

Containers and packaging (5.2%)
Sealed Air Corp. S	415,300	$6,736,166

Silgan Holdings, Inc.	380,300	16,470,793

		23,206,959
Diversified financial services (1.9%)
Bank of America Corp.	405,800	3,782,056

JPMorgan Chase & Co.	109,000	4,543,120

		8,325,176
Electric utilities (2.6%)
American Electric Power Co., Inc.	71,000	3,155,240

Great Plains Energy, Inc.	276,200	6,197,928

XCEL Energy, Inc.	82,500	2,330,625

		11,683,793
Electrical equipment (1.3%)
AMETEK, Inc.	164,475	5,847,086

		5,847,086
Energy equipment and services (5.1%)
Cameron International Corp. †	99,600	5,043,744

Ensco PLC Class A (United Kingdom)	72,700	4,203,514

Halliburton Co. S	124,800	4,029,792

Key Energy Services, Inc. †	158,700	1,037,898

National Oilwell Varco, Inc.	63,000	4,643,100

Oil States International, Inc. † S	51,100	3,735,410

		22,693,458
Food and staples retail (0.6%)
Kroger Co. (The)	112,000	2,824,640

		2,824,640
Food products (0.5%)
Mead Johnson Nutrition Co.	38,600	2,380,076

		2,380,076
Health-care equipment and supplies (7.4%)
Alere, Inc. †	360,500	6,921,600

CareFusion Corp. †	81,800	2,172,608

Covidien PLC	195,242	10,728,547

Merit Medical Systems, Inc. † S	438,180	6,327,319

St. Jude Medical, Inc.	175,600	6,718,456

		32,868,530
Health-care providers and services (4.1%)
Aetna, Inc. S	105,900	4,627,830

CIGNA Corp.	65,800	3,355,800

Mednax, Inc. † S	120,500	8,312,090

WellCare Health Plans, Inc. †	41,200	1,961,120

		18,256,840
Household durables (2.8%)
Garmin, Ltd. S	119,300	4,532,207

Newell Rubbermaid, Inc.	268,244	5,536,556

NVR, Inc. †	2,600	2,349,724

		12,418,487
Household products (0.4%)
Church & Dwight Co., Inc.	31,313	1,589,448

		1,589,448

24	Multi-Cap Value Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value

Insurance (8.2%)
Brown & Brown, Inc.	120,100	$3,068,555

Chubb Corp. (The)	45,000	3,464,100

Employers Holdings, Inc. S	170,135	3,104,964

Fidelity National Financial, Inc. Class A	152,500	3,265,025

Hartford Financial Services Group, Inc. (The) S	205,434	4,459,972

Marsh & McLennan Cos., Inc.	140,400	4,777,812

Validus Holdings, Ltd.	130,800	4,682,640

XL Group PLC	377,600	9,341,824

		36,164,892
IT Services (1.6%)
Computer Sciences Corp.	154,000	4,689,300

Total Systems Services, Inc.	100,996	2,271,400

		6,960,700
Leisure equipment and products (0.9%)
Mattel, Inc. S	109,800	4,038,444

		4,038,444
Machinery (5.0%)
Eaton Corp. S	75,800	3,579,276

Joy Global, Inc. S	53,200	3,322,340

Navistar International Corp. † S	120,700	2,263,125

Snap-On, Inc. S	139,900	10,818,467

Wabtec Corp.	22,614	1,852,087

		21,835,295
Media (3.5%)
DISH Network Corp. Class A	126,400	4,503,632

Regal Entertainment Group Class A S	353,000	5,422,080

Time Warner, Inc. S	133,200	5,787,540

		15,713,252
Metals and mining (0.7%)
Steel Dynamics, Inc.	231,200	2,924,680

		2,924,680
Multi-utilities (2.0%)
Ameren Corp.	125,600	4,129,728

DTE Energy Co.	75,300	4,676,130

		8,805,858
Multiline retail (0.7%)
Macy’s, Inc.	79,400	3,022,758

		3,022,758
Office electronics (0.8%)
Xerox Corp.	540,000	3,477,600

		3,477,600
Oil, gas, and consumable fuels (4.8%)
EXCO Resources, Inc. S	282,300	2,286,630

Marathon Oil Corp.	286,100	8,600,166

Pioneer Natural Resources Co.	40,555	4,284,636

Southwestern Energy Co. † S	105,500	3,660,850

Swift Energy Co. † S	151,400	2,529,894

		21,362,176
Personal products (1.8%)
Avon Products, Inc. S	265,900	4,118,791

Prestige Brands Holdings, Inc. † S	205,900	3,580,601

		7,699,392

Multi-Cap Value Fund	25

COMMON STOCKS (96.9%)* cont.	Shares	Value

Pharmaceuticals (3.3%)
Pfizer, Inc.	250,300	$6,224,961

ViroPharma, Inc. † S	167,302	4,224,376

Watson Pharmaceuticals, Inc. †	49,800	4,280,310

		14,729,647
Software (1.8%)
Symantec Corp. †	189,100	3,439,729

Synopsys, Inc. †	141,800	4,565,960

		8,005,689
Specialty retail (4.5%)
Abercrombie & Fitch Co. Class A S	36,845	1,126,720

Bed Bath & Beyond, Inc. †	30,600	1,765,008

Best Buy Co., Inc. S	339,600	5,165,316

GameStop Corp. Class A S	354,200	8,086,386

TJX Cos., Inc. (The)	89,900	3,742,537

		19,885,967

Total common stocks (cost $394,086,781)		$429,708,098

SHORT-TERM INVESTMENTS (23.6%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.16% L	16,893,168	$16,893,168

Putnam Cash Collateral Pool, LLC 0.21% [d]	87,758,501	87,758,501

Total short-term investments (cost $104,651,669)		$104,651,669

TOTAL INVESTMENTS

Total investments (cost $498,738,450)		$534,359,767

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $443,503,355.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

26	Multi-Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$58,910,244	$—	$—

Consumer staples	25,761,652	—	—

Energy	44,055,634	—	—

Financials	87,669,822	—	—

Health care	65,855,017	—	—

Industrials	60,488,343	—	—

Information technology	28,430,486	—	—

Materials	38,047,249	—	—

Utilities	20,489,651	—	—

Total common stocks	429,708,098	—	—

Short-term investments	16,893,168	87,758,501	—

Totals by level	$446,601,266	$87,758,501	$—

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	27

Statement of assets and liabilities 10/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $86,400,956 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $394,086,781)	$429,708,098
Affiliated issuers (identified cost $104,651,669) (Notes 1 and 6)	104,651,669

Dividends, interest and other receivables	190,472

Receivable for shares of the fund sold	394,414

Receivable for investments sold	869,566

Total assets	535,814,219

LIABILITIES

Payable for investments purchased	2,575,243

Payable for shares of the fund repurchased	1,369,672

Payable for compensation of Manager (Note 2)	216,708

Payable for investor servicing fees (Note 2)	83,683

Payable for custodian fees (Note 2)	6,850

Payable for Trustee compensation and expenses (Note 2)	112,045

Payable for administrative services (Note 2)	886

Payable for distribution fees (Note 2)	110,518

Collateral on securities loaned, at value (Note 1)	87,758,501

Other accrued expenses	76,758

Total liabilities	92,310,864

Net assets	$443,503,355

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$475,689,795

Undistributed net investment income (Note 1)	2,581,184

Accumulated net realized loss on investments (Note 1)	(70,388,941)

Net unrealized appreciation of investments	35,621,317

Total — Representing net assets applicable to capital shares outstanding	$443,503,355

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($394,856,287 divided by 29,891,070 shares)	$13.21

Offering price per class A share (100/94.25 of $13.21)*	$14.02

Net asset value and offering price per class B share ($8,569,123 divided by 691,714 shares)**	$12.39

Net asset value and offering price per class C share ($13,882,591 divided by 1,122,208 shares)**	$12.37

Net asset value and redemption price per class M share ($3,466,554 divided by 272,460 shares)	$12.72

Offering price per class M share (100/96.50 of $12.72)*	$13.18

Net asset value, offering price and redemption price per class R share
($8,267,818 divided by 637,390 shares)	$12.97

Net asset value, offering price and redemption price per class Y share
($14,460,982 divided by 1,090,580 shares)	$13.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28	Multi-Cap Value Fund

Statement of operations Six months ended 10/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $18,022)	$3,737,862

Interest (including interest income of $10,430 from investments in affiliated issuers) (Note 6)	10,458

Securities lending (Note 1)	348,841

Total investment income	4,097,161

EXPENSES

Compensation of Manager (Note 2)	1,268,726

Distribution fees (Note 2)	649,105

Investor servicing fees (Note 2)	620,755

Custodian fees (Note 2)	7,660

Trustee compensation and expenses (Note 2)	18,557

Administrative services (Note 2)	5,155

Other	75,069

Total expenses	2,645,027

Expense reduction (Note 2)	(41,104)

Net expenses	2,603,923

Net investment income	1,493,238

Net increase from payments by affiliates (Note 2)	1,020

Net realized gain on investments (Notes 1 and 3)	7,718,850

Net unrealized depreciation of investments during the period	(11,351,493)

Net loss on investments	(3,631,623)

Net decrease in net assets resulting from operations	$(2,138,385)

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	29

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/12*	Year ended 4/30/12

Operations:
Net investment income	$1,493,238	$1,268,665

Net realized gain on investments	7,719,870	38,391,137

Net unrealized depreciation of investments	(11,351,493)	(50,836,921)

Net decrease in net assets resulting from operations	(2,138,385)	(11,177,119)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,741,819)

Class R	—	(18,264)

Class Y	—	(97,012)

Increase in capital from settlement payments (Note 8)	—	167,276

Decrease from capital share transactions (Note 4)	(26,760,520)	(56,781,901)

Total decrease in net assets	(28,898,905)	(69,648,839)

NET ASSETS

Beginning of period	472,402,260	542,051,099

End of period (including undistributed net investment
income of $2,581,184 and $1,087,946, respectively)	$443,503,355	$472,402,260

* Unaudited

The accompanying notes are an integral part of these financial statements.

30	Multi-Cap Value Fund

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Multi-Cap Value Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2012 **	$13.26	.05	(.10)	(.05)	—	—	—	—	—	—	$13.21	(.38) *	$394,856	.57 *	.36 *	39 *
April 30, 2012	13.49	.04	(.22)	(.18)	(.05)	—	—	(.05)	—	— [e]	13.26	(1.28)	418,178	1.17	.32	82
April 30, 2011	11.66	.01	1.82	1.83	— [b]	—	—	— [b]	— [b]	—	13.49	15.71	477,121	1.18	.06	98
April 30, 2010	7.61	.01	4.05	4.06	(.01)	—	—	(.01)	— [b]	— [f]	11.66	53.44	494,841	1.30 [g]	.09 [g]	98
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	—	—	(.03)	— [b]	—	7.61	(36.15)	412,152	1.30 [g]	.54 [g]	130
April 30, 2008	16.26	.04	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	— [b]	—	11.97	(12.18)	527,392	1.27 [g]	.25 [g]	71

Class B
October 31, 2012 **	$12.48	— [b]	(.09)	(.09)	—	—	—	—	—	—	$12.39	(.72) *	$8,569	.95 *	(.02) *	39 *
April 30, 2012	12.74	(.05)	(.21)	(.26)	—	—	—	—	—	— [e]	12.48	(2.04)	11,422	1.92	(.45)	82
April 30, 2011	11.09	(.08)	1.73	1.65	—	—	—	—	— [b]	—	12.74	14.88	16,283	1.93	(.69)	98
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	—	—	— [b]	— [f]	11.09	52.34	18,509	2.05 [g]	(.67) [g]	98
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	—	—	— [b]	—	7.28	(36.70)	24,934	2.05 [g]	(.24) [g]	130
April 30, 2008	15.76	(.07)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.50	(12.78)	81,207	2.02 [g]	(.49) [g]	71

Class C
October 31, 2012 **	$12.46	— [b]	(.09)	(.09)	—	—	—	—	—	—	$12.37	(.72) *	$13,883	.95 *	(.02) *	39 *
April 30, 2012	12.72	(.05)	(.21)	(.26)	—	—	—	—	—	— [e]	12.46	(2.04)	14,876	1.92	(.44)	82
April 30, 2011	11.07	(.08)	1.73	1.65	—	—	—	—	— [b]	—	12.72	14.91	18,569	1.93	(.70)	98
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	—	—	— [b]	— [f]	11.07	52.27	16,894	2.05 [g]	(.67) [g]	98
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	—	—	— [b]	—	7.27	(36.62)	12,816	2.05 [g]	(.23) [g]	130
April 30, 2008	15.74	(.07)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.47	(12.87)	30,367	2.02 [g]	(.50) [g]	71

Class M
October 31, 2012 **	$12.80	.01	(.09)	(.08)	—	—	—	—	—	—	$12.72	(.63) *	$3,467	.83 *	.10 *	39 *
April 30, 2012	13.04	(.02)	(.22)	(.24)	—	—	—	—	—	— [e]	12.80	(1.84)	3,750	1.67	(.19)	82
April 30, 2011	11.32	(.05)	1.77	1.72	—	—	—	—	— [b]	—	13.04	15.19	4,158	1.68	(.44)	98
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	—	—	— [b]	— [f]	11.32	52.77	4,299	1.80 [g]	(.43) [g]	98
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	—	—	— [b]	—	7.41	(36.50)	3,886	1.80 [g]	.02 [g]	130
April 30, 2008	15.93	(.03)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.67	(12.64)	8,204	1.77 [g]	(.24) [g]	71

Class R
October 31, 2012 **	$13.03	.03	(.09)	(.06)	—	—	—	—	—	—	$12.97	(.46) *	$8,268	.70 *	.23 *	39 *
April 30, 2012	13.27	.01	(.23)	(.22)	(.02)	—	—	(.02)	—	— [e]	13.03	(1.62)	8,819	1.42	.07	82
April 30, 2011	11.49	(.02)	1.80	1.78	—	—	—	—	— [b]	—	13.27	15.49	10,832	1.43	(.20)	98
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	—	—	— [b]	— [f]	11.49	53.00	9,265	1.55 [g]	(.17) [g]	98
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	—	—	(.01)	— [b]	—	7.51	(36.31)	5,935	1.55 [g]	.28 [g]	130
April 30, 2008	16.08	— [b]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	— [b]	—	11.80	(12.39)	7,143	1.52 [g]	.01 [g]	71

Class Y
October 31, 2012 **	$13.29	.06	(.09)	(.03)	—	—	—	—	—	—	$13.26	(.23) *	$14,461	.45 *	.48 *	39 *
April 30, 2012	13.53	.07	(.22)	(.15)	(.09)	—	—	(.09)	—	— [e]	13.29	(1.08)	15,357.92		.56	82
April 30, 2011	11.69	.04	1.83	1.87	(.03)	—	—	(.03)	— [b]	—	13.53	16.04	15,088.93		.38	98
April 30, 2010	7.63	.03	4.07	4.10	(.04)	—	—	(.04)	— [b]	— [f]	11.69	53.79	51,132	1.05 [g]	.33 [g]	98
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	—	—	(.05)	— [b]	—	7.63	(35.96)	30,592	1.05 [g]	.78 [g]	130
April 30, 2008	16.30	.07	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	— [b]	—	12.01	(11.91)	58,124	1.02 [g]	.51 [g]	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Multi-Cap Value Fund	Multi-Cap Value Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

April 30, 2008	0.01

The accompanying notes are an integral part of these financial statements.

34	Multi-Cap Value Fund

Notes to financial statements 10/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through October 31, 2012.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing mainly in common stocks of U.S. companies of any size, with a focus on value stocks issued by companies which Putnam Management believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the

Multi-Cap Value Fund	35

U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts may include extended effective dates on premiums.

There was no written option contract activity during the period. For the reporting period, the transaction volume of purchased options contracts was minimal.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $86,400,956. The fund received cash collateral of $87,758,501.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

36	Multi-Cap Value Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2012 the fund had a capital loss carryover of $76,531,973 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$76,531,973	—	$76,531,973	April 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $499,367,976, resulting in gross unrealized appreciation and depreciation of $56,371,339 and $21,379,548, respectively, or net unrealized appreciation of $34,991,791.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Multi-Cap Value Fund	37

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,020 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$551,149	Class R	11,658

Class B	13,652	Class Y	20,114

Class C	19,358	Total	$620,755

Class M	4,824

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $540 under the expense offset arrangements and by $40,564 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $355, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

38	Multi-Cap Value Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$496,408	Class M	13,039

Class B	48,897	Class R	21,009

Class C	69,752	Total	$649,105

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,291 and $88 from the sale of class A and class M shares, respectively, and received $5,359 and $154 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $168,381,929 and $186,276,738, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/12		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	1,575,253	$19,901,409	3,974,719	$47,674,462

Shares issued in connection with
reinvestment of distributions	—	—	141,700	1,690,480

	1,575,253	19,901,409	4,116,419	49,364,942

Shares repurchased	(3,231,546)	(41,538,284)	(7,931,409)	(97,344,076)

Net decrease	(1,656,293)	$(21,636,875)	(3,814,990)	$(47,979,134)

Multi-Cap Value Fund	39

	Six months ended 10/31/12		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	49,131	$585,918	178,806	$2,073,526

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	49,131	585,918	178,806	2,073,526

Shares repurchased	(272,779)	(3,270,979)	(541,316)	(6,197,757)

Net decrease	(223,648)	$(2,685,061)	(362,510)	$(4,124,231)

	Six months ended 10/31/12		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	32,623	$392,350	105,662	$1,193,361

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	32,623	392,350	105,662	1,193,361

Shares repurchased	(104,283)	(1,256,788)	(371,266)	(4,226,446)

Net decrease	(71,660)	$(864,438)	(265,604)	$(3,033,085)

	Six months ended 10/31/12		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	3,556	$44,131	16,355	$189,437

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	3,556	44,131	16,355	189,437

Shares repurchased	(24,050)	(293,638)	(42,324)	(499,301)

Net decrease	(20,494)	$(249,507)	(25,969)	$(309,864)

	Six months ended 10/31/12		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	75,277	$946,912	199,728	$2,394,566

Shares issued in connection with
reinvestment of distributions	—	—	1,526	17,917

	75,277	946,912	201,254	2,412,483

Shares repurchased	(114,540)	(1,446,871)	(341,071)	(4,201,887)

Net decrease	(39,263)	$(499,959)	(139,817)	$(1,789,404)

	Six months ended 10/31/12		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	128,659	$1,661,750	395,153	$4,876,335

Shares issued in connection with
reinvestment of distributions	—	—	7,373	88,103

	128,659	1,661,750	402,526	4,964,438

Shares repurchased	(193,696)	(2,486,430)	(362,055)	(4,510,621)

Net increase (decrease)	(65,037)	$(824,680)	40,471	$453,817

40	Multi-Cap Value Fund

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	(65,679)	$(65,679)

Total	$(65,679)	$(65,679)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	23,128	$23,128

Total	$23,128	$23,128

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$16,316,925	81,752,071	81,175,828	$10,430	$16,893,168

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $162,416 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $4,860 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Multi-Cap Value Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42	Multi-Cap Value Fund

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Cap Value Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Multi-Cap Value Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA075
278030 12/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012